UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code      (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 On November 6, 2006, Iconix Brand Group, Inc., a Delaware corporation (the “Registrant”, “we”, “us”, “our” or similar pronouns ), filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (the “SEC”) announcing, among other things, the October 31, 2006 completion of its acquisition of Mossimo, Inc. a Delaware corporation. The Registrant is now filing this amendment to the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01       Financial Statements and Exhibits
(a)       Financial Statements of Businesses Acquired

Audited Financial Statements of Mossimo, Inc.: (Filed herewith as Exhibit 99.4)

Table of Contents to Financial Statements

Report of independent registered public accounting firm

Consolidated balance sheets as of December 31, 2005 and 2004

Consolidated statements of earnings for the years ended December 31, 2005, 2004 and 2003

Consolidated statements of stockholders’ equity for the years ended December 31, 2005, 2004 and 2003

Consolidated statements of cash flows for the years ended December 31, 2005, 2004 and 2003

Notes to consolidated financial statements

Unaudited Financial Statements of Mossimo, Inc.: (filed herewith as Exhibit 99.5)

Table of Contents to Financial Statements

Condensed consolidated balance sheets as of September 30, 2006 and December 31, 2005

Condensed consolidated statements of earnings for the nine months ended September 30, 2006 and 2005

Condensed consolidated statements of cash flows for the nine months ended September 30, 2006 and 2005

Notes to condensed consolidated financial statements

(b)       Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements: (Filed herewith as Exhibit 99.6)

Introduction

Unaudited Pro forma Condensed Combined Balance Sheet as of September 30, 2006

Unaudited Pro forma Condensed Combined Statement of Operations for the year ended December 31, 2005 and nine months ended September 30, 2006

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)       Exhibits.

Exhibit 2.1*	Agreement and Plan of Merger dated as of March 31, 2006 by and among the Registrant, Moss Acquisition Corp., Mossimo, Inc., and Mossimo Giannulli. (1)

Exhibit 10.1	Registration Rights Agreement dated October 31, 2006 by and among the Registrant, Mossimo Giannulli and Edwin Lewis. (2)

Exhibit 10.2*	Loan and Security Agreement dated as of October 31, 2006 among Mossimo Holdings LLC, Mossimo Management LLC, and Merrill Lynch Mortgage Capital Inc., as agent and lender. (2)

Exhibit 10.3	Guaranty dated as of October 31, 2006 by the Registrant in favor of Merrill Lynch Mortgage Capital Inc., as agent (2)

Exhibit 23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1	Form of global certificate in respect of non-transferable contingent share rights. (2)

Exhibit 99.2	Lock-up Agreement dated October 31, 2006 by and among the Registrant, Moss Acquisition Corp., Mossimo Giannulli and Edwin Lewis. (2)

Exhibit 99.3	Agreement for Creative Director Services dated as of October 31, 2006 by and among Registrant, Mossimo, Inc. and Mossimo Giannulli. (2)

Exhibit 99.4
Report of independent registered public accounting firm; Consolidated balance sheets as of December 31, 2005 and 2004; Consolidated statements of earnings for the years ended December 31, 2005, 2004 and 2003; Consolidated statements of stockholders’ equity for the years ended December 31, 2005, 2004 and 2003; Consolidated statements of cash flows for the years ended December 31, 2005, 2004 and 2003; Notes to consolidated financial statements

Exhibit 99.5
Unaudited Condensed consolidated balance sheets as of September 30, 2006 and December 31, 2005; Unaudited Condensed consolidated statements of earnings for the nine months ended September 30, 2006 and 2005; Unaudited Condensed consolidated statements of cash flows for the nine months ended September 30, 2006 and 2005; Unaudited Notes to condensed consolidated financial statements

Exhibit 99.6
Introduction; Unaudited Pro forma Condensed Combined Balance Sheet as of September 30, 2006; Unaudited Pro forma Condensed Combined Statement of Operations for the year ended December 31, 2005 and nine months ended September 30, 2006; Notes to Unaudited Pro forma Condensed Combined Financial Statements.

(1)	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed with the SEC on April 26, 2006 (SEC Accession No. 0000950117-06-001668) and incorporated herein by reference.

(2)	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed with the SEC on November 6 , 2006 (SEC Accession No. 0001144204-06-045497) and incorporated herein by reference.

*
The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

Date: January 12, 2007	By:	/s/ Warren Clamen
Name: Warren Clamen Title: Chief Financial Officer